American Century Investments®
Quarterly Portfolio Holdings
Zero Coupon 2025 Fund
December 31, 2023

Zero Coupon 2025 - Schedule of Investments
DECEMBER 31, 2023 (UNAUDITED)

	Principal Amount ($)/Shares	Value ($)
ZERO-COUPON U.S. TREASURY SECURITIES AND EQUIVALENTS(1) — 95.9%
REFCORP STRIPS - COUPON, 0.00%, 4/15/24	385,000	378,687
REFCORP STRIPS - COUPON, 0.00%, 1/15/25	8,445,000	8,016,968
REFCORP STRIPS - COUPON, 0.00%, 4/15/25	18,013,000	16,878,329
STRIPS - COUPON, 0.00%, 5/15/25	300,000	282,335
STRIPS - COUPON, 0.00%, 8/15/25	2,800,000	2,610,878
STRIPS - COUPON, 0.00%, 11/15/25	87,000,000	80,285,504
STRIPS - PRINCIPAL, 0.00%, 11/15/25	1,100,000	1,015,838
REFCORP STRIPS - COUPON, 0.00%, 1/15/26	16,800,000	15,316,720
STRIPS - COUPON, 0.00%, 2/15/26	1,400,000	1,280,473
REFCORP STRIPS - COUPON, 0.00%, 4/15/26	25,000,000	22,540,744
REFCORP STRIPS - COUPON, 0.00%, 7/15/26	7,000,000	6,240,111
STRIPS - COUPON, 0.00%, 11/15/26	4,900,000	4,365,477
TOTAL ZERO-COUPON U.S. TREASURY SECURITIES AND EQUIVALENTS (Cost $158,306,045)		159,212,064
ZERO-COUPON U.S. GOVERNMENT AGENCY SECURITIES(1) — 3.9%
FNMA STRIP - COUPON, 0.00%, 4/8/24	10,000	9,857
TVA STRIPS - COUPON, 0.00%, 5/1/24	1,000,000	984,015
FHLMC STRIPS - COUPON, 0.00%, 9/15/24	42,000	40,572
TVA STRIPS - PRINCIPAL, 0.00%, 11/1/25	6,000,000	5,514,191
TOTAL ZERO-COUPON U.S. GOVERNMENT AGENCY SECURITIES (Cost $6,427,330)		6,548,635
SHORT-TERM INVESTMENTS — 0.5%
Discount Notes(2) — 0.5%
Federal Home Loan Bank Discount Notes, 5.34%, 1/2/24	752,000	751,566
Money Market Funds†
State Street Institutional U.S. Government Money Market Fund, Premier Class	1,086	1,086
TOTAL SHORT-TERM INVESTMENTS (Cost $752,652)		752,652
TOTAL INVESTMENT SECURITIES — 100.3% (Cost $165,486,027)		166,513,351
OTHER ASSETS AND LIABILITIES — (0.3)%		(448,663)
TOTAL NET ASSETS — 100.0%		$166,064,688

NOTES TO SCHEDULE OF INVESTMENTS
Equivalent	–	Security whose payments are secured by the U.S. Treasury
FHLMC	–	Federal Home Loan Mortgage Corporation
FNMA	–	Federal National Mortgage Association
REFCORP	–	Resolution Funding Corporation
STRIPS	–	Separate Trading of Registered Interest and Principal of Securities
TVA	–	Tennessee Valley Authority
†Category is less than 0.05% of total net assets.
(1)Security is a zero-coupon bond. Zero-coupon securities may be issued at a substantial discount from their value at maturity.
(2)The rate indicated is the yield to maturity at purchase for non-interest bearing securities. For interest bearing securities, the stated coupon rate is shown.

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS

1. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Trustees oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Fixed income securities are valued at the evaluated bid as provided by independent pricing services or at the most recent bid as provided by investment dealers. U.S. Treasury and Government Agency securities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported NAV per share.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

2. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund's portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Zero-Coupon U.S. Treasury Securities and Equivalents	—	$159,212,064	—
Zero-Coupon U.S. Government Agency Securities	—	6,548,635	—
Short-Term Investments	$1,086	751,566	—
	$1,086	$166,512,265	—
This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual shareholder report.